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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported) May 6, 2003


                           SIGHT RESOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)


            Delaware                     0-21068                  04-3181524
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      6725 Miami Avenue, Cincinnati, Ohio                           45243
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (513) 527-9770
                                                          --------------

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          (Former name or former address, if changed since last report)



Item 5. Other Events and Regulation FD Disclosure

Sight Resource Corporation (the "Company") previously reported its inability to file its Annual Report on Form 10-K for the year ended December 28, 2002. The Company continues to be unable to file the Report because it has not yet completed its 2002 year-end financial statements. In the course of the Company's work on those statements, and in the course of work by KPMG LLP on their audit of those statements, it has been determined that:

* The statements cannot be completed, and an audit of the statements cannot be completed, until certain entries and accounts upon which the statements are based are substantiated, reconciled or corrected, as applicable.

* The Company's internal controls over financial reporting appear to be inadequate and should be strengthened.

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At the recommendation of KPMG, the Company is in the process of retaining another accounting firm to assist the Company in determining whether the above referenced accounting entries are accurate or inaccurate and, if inaccurate, the cause of the inaccuracy (that is, whether the inaccuracy was caused by system error or deficiency, error in judgment, negligence, intentional action, or other cause).

The Company intends to file its Annual Report on Form 10-K as promptly as practicable following completion of its 2002 year-end financial statements and the issuance of the report of our independent auditors on those statements. Scheduling of the Company's Annual Meeting of Shareholders will be deferred until the Company can determine when its financial statements will be available for publication.

Because of the discovery of errors and deficiencies in connection with preparation of the Company's year-end financial statements, the Company intends to initiate a review of its 2002 quarterly financial statements. The Company anticipates that some restatement of those quarterly statements may be appropriate, but the materiality or amount, if any, of the restatement has not been determined. No determination has been made as to whether it will be necessary to restate the Company's financial statements for the year ended December 29, 2001 or any period prior thereto.

Item 12.  Results of Operation and Financial Condition

The Company submitted Form 12b-25/A, Amendment Number 2, to the Securities and Exchange Commission on May 12, 2003. Part IV of that Form contains the following statement regarding (i) the estimated results of the Company's operations for the year ended December 28, 2002, and (ii) the estimated gain realized from the refinancing transaction consummated on December 31, 2002:

     The Company currently estimates that it will report, for the full year ended December 28, 2002, a net loss attributable to common shareholders in the range of $6,700,000 to $7,500,000, inclusive of asset impairment charges estimated in the range of $2,600,000 to $2,900,000. By way of comparison, the Company sustained a net loss attributable to common shareholders of $6,237,000 during the year ended December 29, 2001.

     As described in the Company's Report on Form 8-K filed with the Commission on January 10, 2003, the Company completed a refinancing transaction on December 31, 2002 (three days after the end of the Company's fiscal year). As reported on the Form 8-K, the refinancing transaction resulted in gain to the Company from extinguishment of debt. The estimated gain in the amount of approximately $2,400,000 after deduction of applicable expenses will be recognized during the Company's first fiscal quarter of 2003.

Cautionary Statement. The estimates reported in this report should be viewed as forward looking statements and may differ from results as finally determined upon completion of the applicable financial statements.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           SIGHT RESOURCE CORPORATION


Date: May 12, 2003                        By: /s/ Duane D. Kimble, Jr.
                                            --------------------------------
                                                Duane D. Kimble, Jr.
                                                  Vice President and
                                               Chief Financial Officer